EXHIBIT 10.1

                                 LOAN AGREEMENT

                                     Between

                          WaveRider Communications Inc.

                                       and

                          the Lenders Signatory Hereto

         LOAN AGREEMENT dated as of October 15, 1999 (the "Agreement"), between the Lenders signatory hereto (each a "Lender" and together the "Lenders"), and WaveRider Communications Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall borrow from the Lenders the sum of $1,500,000, and the Lenders shall also receive Warrants (as defined below) to purchase up to 180,000 shares of the Common Stock (as defined below).

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I


                               Certain Definitions

Section 1.1.  "Closing"  shall mean the closing of the loan  pursuant to Section
2.1.

Section 1.2. "Closing Date" shall mean the date on which all conditions to the Closing have been satisfied or waived by the appropriate party or parties (as defined in Section 2.1 (b) hereto) and the Closing shall have occurred.

Section 1.3. "Common Stock" shall mean the Company's common stock, $0.001 par value.

Section 1.4. "Escrow Agent" shall have the meaning set forth in the Escrow Agreement.

Section 1.5. "Escrow Agreement" shall mean the Escrow Agreement in substantially the form of Exhibit B hereto executed and delivered contemporaneously with this Agreement.

Section 1.6. "Note(s)" shall mean the promissory note or notes issued to the Lenders at the Closing in the form of Exhibit A hereto.

Section 1.7. "Option Shares" shall mean the shares of Common Stock which the Lenders have the right to purchase following maturity of the Notes, as set forth in the Notes.

Section 1.8. "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.


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Section 1.9. "Purchase Price" shall mean $1,500,000.

Section 1.10. "SEC" shall mean the Securities and Exchange Commission.

Section 1.11. "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.12. "Trading Day" shall mean any day during which the Over the Counter Bulletin Board shall be open for business.

Section 1.13. "Warrants" shall mean the Warrants substantially in the form of Exhibit C to be issued to the Lenders hereunder.

Section 1.14. "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

                   Purchase and Sale of the Note and Warrants

Section 2.1.      Investment.
(a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Lender, severally and not jointly, agrees to purchase an aggregate total of One Million Five Hundred Thousand Dollars ($1,500,000) principal amount of the Notes at the Purchase Price together with the Warrants, in the proportions set forth in the signature pages hereto.

(b) Upon execution and delivery of this Agreement, each Lender shall deliver to the Escrow Agent immediately available funds in their proportionate amount of the Purchase Price for the Closing as set forth on the signature pages hereto, and the Company shall deliver the Notes, the Option Shares and the Warrants to the Escrow Agent, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement.

         Upon satisfaction or waiver by the appropriate party or parties of the conditions set forth in Section 2.1(c), the Closing shall occur at the offices of the Escrow Agent at which the Escrow Agent (x) shall release the Notes and the Warrants to the Lenders, (y) shall release the Purchase Price to the Company (after all fees have been paid as set forth in the Escrow Agreement), pursuant to the terms of the Escrow Agreement and (z) shall retain the Option Shares as custodian thereof.

(c) The Closing is subject to the satisfaction or waiver by the appropriate party or parties of the following conditions:

     (i) acceptance and execution by the Company and by the Lenders, of this Agreement and all Exhibits hereto;

     (ii) delivery into escrow by each Lender of immediately available funds in the amount of the Purchase Price of the Notes to be issued at the Closing, as more fully set forth in the Escrow Agreement;


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     (iii)all  representations  and warranties of the Lenders  contained  herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

     (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Lenders' obligations);

     (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Notes, the Option Shares and Warrants, or shall have the availability of exemptions therefrom;

     (vi) the sale and issuance of the Notes and the Warrants hereunder, and the proposed issuance by the Company to the Lenders of the Common Stock underlying the Warrants upon exercise thereof and of the Option Shares upon exercise of the rights of the Lenders with respect thereto shall be legally permitted by all laws and regulations to which the Lenders and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

     (vii)delivery of the original fully executed Notes and Warrants and Option Shares to the Escrow Agent; and

     (viii) delivery to the Escrow Agent of the opinion of Foley, Hoag & Eliot LLP in the form of Exhibit D hereto.

(d) The number of Warrants to be issued at the Closing shall be 180,000, with an initial exercise price equal to the closing bid price of the Common Stock on the OTC Bulletin Board on the Trading Day prior to the Closing Date.

                                  ARTICLE III

                    Representations and Warranties of Lender

Each Lender, severally and not jointly, represents and warrants to the Company that:

Section 3.1. Intent. The Lender is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Note, the Warrants or the Common Stock issuable upon exercise thereof. The Lender has no present arrangement (whether or not legally binding) at any time to sell the Note, the Warrant, any Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Lender does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. Sophisticated Lender. The Lender is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Lender has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Note, the Warrants and the underlying Common Stock. The Lender acknowledges that an investment in the Note, the Warrants and the underlying Common Stock is speculative and involves a high degree of risk.

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

Section 3.3. Authority. This Agreement and each agreement attached as an Exhibit hereto that is required to be executed by Lender has been duly authorized and validly executed and delivered by the Lender and is a valid and binding agreement of the Lender enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.


Section 3.4. Absence of Conflicts. The execution and delivery of this Agreement and each agreement which is attached as an Exhibit hereto and executed by the Lender in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Lender, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Lender or (a) violate any provision of any indenture, instrument or agreement to which Lender is a party or is subject, or by which Lender or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Lender to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Lender is subject or to which any of its assets, operations or management may be subject.

Section  3.5.  Disclosure;  Access to  Information.  The Lender has received all
documents,   records,   books  and  other  information  pertaining  to  Lender's
investment in the Company that have been requested by the Lender.

                                   ARTICLE IV

                  Representations and Warranties of the Company

The Company represents and warrants to the Lenders that, except as set forth on the Disclosure Schedule prepared by the Company and delivered herewith:

Section 4.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted.

Section 4.2. Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Notes, the Escrow Agreement, and the Warrants and to issue the Notes, the Warrants and the Warrant Shares pursuant to their respective terms and to issue the Option Shares upon exercise of the Lenders' rights thereto,
(ii) the execution, issuance and delivery of this Agreement, the Escrow Agreement, the Notes, the Option Shares and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Escrow Agreement, the Notes and the Warrants have been duly executed and delivered by the Company and at Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the exercise of the Warrants and for delivery of the Option Shares against cancellation of the Notes.


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

Section 4.3. Valid Issuances. When issued and paid for in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. The Option Shares have been duly authorized and registered for sale by the Company pursuant to presently effective registration statement file no. 333-86251, and upon exercise of the Lenders' rights to tender the Notes in exchange therefor, the Option Shares shall be validly issued, fully paid and non-assessable shares of Common Stock of the Company, and shall be freely transferable by the Lenders if sold in accordance with the distribution plan in the above-mentioned registration statement.

Section 4.4. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of and payment of the Notes, the Warrants and the Warrant Shares, and upon exercise of the Lenders' rights under the Notes, the Option Shares, do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws or
(ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting, equity line or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Notes or the Warrants or the Option Shares in accordance with the terms hereof (other than any registration statement or so-called "blue sky" filings that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Lenders herein.

Section 4.5. No Undisclosed Events or Circumstances. Since June 30, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.6. Litigation and Other Proceedings. Except as disclosed in the Company's SEC filings (the "SEC Documents"), there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency.


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

Section 4.7. Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that
(i) all  transactions  to which the Company or any  subsidiary  is a party or by which its  properties  are bound are executed with  management's  authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.8. Payments and Contributions. Neither the Company, any subsidiary, nor any of its officers or, to its knowledge, directors or other employees has
(i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.9. No Misrepresentation. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Lenders pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V

                            Covenants of the Company

Section 5.1. Registration Statement. The Company shall use its best efforts to cause its Registration Statement on Form S-3, File No. 333-86251 to remain effective until payment in full of the Notes.

Section 5.2. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants and to issue the Option Shares as set forth in the Notes. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any exercise of the Warrants or upon exercise of the Lenders' rights with respect to the Option Shares and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrants.

Section 5.3. Listing of Common Stock. So long as any part of the Notes remain unpaid, from whatever source, or the Option Shares remain held of record by any Lender, the Company hereby agrees to maintain the listing of the Common Stock on the OTC Bulletin Board or another nationally recognized stock market.



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

Section 5.4. Exchange Act Registration. So long as any part of the Notes remain unpaid, from whatever source, the Company will cause its Common Stock to remain registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Lenders have disposed of all of their Warrant Shares and Option Shares, if any.

Section 5.5. Corporate Existence; Conflicting Agreements. Subject to Section 5.6, the Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

Section 5.6. Consolidation; Merger. So long as any part of the Notes remain unpaid, from whatever source, the Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the Company's obligations under this Agreement, including the obligation to deliver to the Lenders such shares of stock and/or securities as the Lenders are entitled to receive pursuant to the Warrants or the Notes.

Section 5.7. Cooperation with Respect to Option Shares. In the event that any Lender shall exercise its rights to purchase Option Shares in exchange for the Notes, the Company agrees to cooperate with Lenders in the transfer of the Option Shares. Such cooperation shall include, but not be limited to, causing the Company's counsel to provide a legal opinion to the Company's transfer agent concerning the transferability of the Option Shares following a valid purchase thereof, or directing its transfer agent to rely upon such a legal opinion from counsel to Lenders.

Section 5.8. Prepayment out of Equity Line of Credit. The Company agrees that if it shall enter into an equity line of credit or similar funding arrangement prior to the maturity date of the Notes, that it shall commence making draws or puts, however denominated in such equity line agreement, no later than seventy-five (75) days after the Closing Date, if permitted under such equity line, to the maximum extent permitted under such equity line, for the purpose of prepaying or paying the Notes. In any event, the Company shall utilize at least fifty percent (50%) of the net proceeds from any sale by the Company of its securities for cash for the purpose of prepaying the Notes.

Section 5.9. Pro-Rata Treatment of Notes. At all times, the Company shall use best efforts to treat the Lenders (if there is more than one Lender) equally, pro-rata to the principal amounts of their respective Notes, except as may be otherwise agreed by he Lenders in writing in a particular instance, with respect to payments and prepayments of principal and interest.


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                                   ARTICLE VI

                            Survival; Indemnification

Section 6.1. Survival. The representations, warranties and covenants made by each of the Company and each Lender in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby until payment in full of the Notes, from whatever source. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 6.2. Indemnity. (a) The Company hereby agrees to indemnify and hold harmless the Lenders, their respective Affiliates (as defined in SEC Rule 405) and their respective officers, directors, partners and members (collectively, the "Lender Indemnitees"), from and against any and all Damages, in each case promptly as incurred by the Lender Indemnitees and to the extent arising out of or in connection with:

     (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

     (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

     (iii)any action instituted against the Lenders, or any of them, by any stockholder of the Company who is not an Affiliate of an Lender, with respect to any of the transactions contemplated by this Agreement.

(b) Each Lender, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

     (i) any misrepresentation, omission of fact, or breach of any of the Lender's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Lender pursuant to this Agreement; or

     (ii) any failure by the Lender to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Lender pursuant to this Agreement.



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Section 6.3.  Notice.  Promptly  after  receipt by either  party hereto  seeking indemnification pursuant to Section 6.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
6.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 6.4. Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article VII. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VII

                           Choice of Law; Arbitration

Section 7.1. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation law of the company's state of incorporation, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available.

                                  ARTICLE VIII

                                   Assignment

Section 8.1. Assignment. Neither this Agreement nor any rights of the Lenders or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Notes or Warrants or Option Shares purchased or acquired by any Lender hereunder with respect to the Notes or Warrants held by such person, and (b) each Lender's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Lender) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the terms of this Agreement.

                                   ARTICLE IX

                                     Notices

Section 9.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                   255 Consumers Road, Suite 500
                                     Toronto, Ontario, Canada M2J 1R4
                                     Attention: T. Scott Worthington
                                     Telephone: (416) 502-3200
                                     Facsimile: (416) 502-2968
with a copy to (shall not
constitute notice):                  Foley, Hoag & Eliot LLP
                                     One Post Office Square
                                     Boston, MA 02109
                                     Attention: David Broadwin, Esq.
                                     Telephone:  (617) 832-1000
                                     Facsimile:  (617) 832-7000

if to the Lenders:                   As set forth on the signature pages hereto

with a copy to:                      Joseph A. Smith, Esq.
(shall not constitute notice)        Epstein Becker & Green, P.C.
                                     250 Park Avenue
                                     New York, New York
                                     Telephone: (212) 351-4500
                                     Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 9.1.

                                   ARTICLE X

                                  Miscellaneous

Section 10.5. Counterparts/ Facsimile/ Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 10.6. Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Notes, the Warrants and the Escrow Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 10.7. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 10.8. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 10.9. Number and Gender. There may be one or more Lenders parties to this Agreement, which Lenders may be natural persons or entities. All references to plural Lenders shall apply equally to a single Lender if there is only one Lender, and all references to an Lender as "it" shall apply equally to a natural person.

Section 10.10. Fees and Expenses. Each of the Company and the Lenders agrees to pay its own expenses incident to the execution and delivery of this Agreement and each agreement which is an Exhibit hereto, except that the Company shall pay $20,000 for legal and escrow fees as set forth in the Escrow Agreement. The Company shall reimburse the Lenders for their reasonable expenses and legal fees incurred in enforcing this Agreement or in any modifications or waivers with respect thereto.

Section 10.11. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker other than Ladenburg Thalmann & Co. Inc. who will demand payment of any fee or commission from the other. The fees of Ladenburg shall be paid by the Company. The Company on the one hand, and the Lenders, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 10.12. Publicity. Except as required by law, the Company agrees that it will not issue any press release or other public announcement of the transactions contemplated by this Agreement without the prior consent of Lenders holding a majority in interest of the Note, which shall not be unreasonably withheld nor delayed. No release shall name the Lenders without their express consent.

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                          WaveRider Communications Inc.

                                             By:_______________________________
                                                T. Scott  Worthington
                                                Chief Financial Officer

  Address: c/o Ultra Finanz AG           Lender: AMRO International, S.A.
  Grossmuensterplatz 6
  Zurich, CH-8022 Switzerland                By:_______________________________
  Fax: 011-411-262-5515                         Name:  H.U. Bachofen
  Principal Amount of                           Authorized Signatory
  Notes to be Purchased: $1,500,000

                                                                       EXHIBIT A
                                 PROMISSORY NOTE

$1,500,000                                                      October 27, 1999

     FOR VALUE RECEIVED, and intending to be legally bound, WaveRider Communications Inc., a Nevada corporation with an office and principal place of business at 255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4 (the "Maker"), hereby unconditionally and irrevocably promises to pay to the order of AMRO International, S.A. (the "Payee"), at the offices of Ultra Finanz AG, Grossmuensterplatz 6, Zurich CH-8022, Switzerland, or such other place as Payee may designate in writing, in lawful money of the United States of America, the sum of One Million Five Hundred Thousand Dollars ($1,500,000) plus the Payment Premium (as hereafter defined), plus all accrued but unpaid interest, on May 24, 2000 [the day which is 210 days from the Closing Date].

     Interest shall accrue on the outstanding principal balance of this Promissory Note daily from the date of issuance until paid in full at the rate of ten percent (10%) per annum, and shall be due and payable at the maturity date, except that upon any partial payment or prepayment of the principal balance hereof, all accrued but unpaid interest shall be paid simultaneous with such prepayment of principal.

     This Promissory Note may be prepaid in whole or in part at any time or from time to time subject to payment of the Payment Premium set forth herein and of all accrued but unpaid interest, and shall be prepaid up to the extent of fifty percent (50%) of the net proceeds to Maker from any public or private sale of Maker's securities by Maker.

     The "Payment Premium" shall be five percent (5%) of the outstanding principal balance of this Promissory Note until the date which is one hundred twenty (120) days from the date of this Promissory Note, and ten percent (10%) thereafter.

     For purposes of this Promissory Note, an "Event of Default" shall occur if the Maker shall: (i) fail to pay the entire principal amount of this Promissory plus the Payment Premium when due and payable after ten (10) days written notice to Maker of such default by Payee, (ii) admit in writing its inability to pay any of its monetary obligations under this Promissory Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings, which, if not a voluntary proceeding, is not dismissed within ninety (90) days.

     In the event that an Event of Default has occurred, the Payee or any other holder of this Promissory Note may, by notice to the Maker, declare this entire Promissory Note to be forthwith immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then this entire Promissory Note shall automatically become due and payable without any notice or other action by Payee.

     The nonexercise or delay by the Payee or any other holder of this Promissory Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. No waiver of any right shall be effective unless in writing signed by the Payee, and no waiver on one (1) or more occasions shall be conclusive as a bar to or waiver of any right on any other occasion.

     Upon the occurrence and during the continuation of an Event of Default, in lieu of Payee's other remedies with respect thereto, Payee may purchase from Maker shares of Maker's registered Common Stock (registered pursuant to Form S-3, File No. 333-86251) if such registration statement is then effective, and tender in full payment therefor this Note or any portion hereof. Such Common Stock shall be purchased at a price equal to eighty percent (80%) of the average of the closing bid prices of Maker's Common Stock on the OTC Bulletin Board (or such other exchange or market on which the majority of trading volume in such Common Stock then takes place) during the five Trading Days prior to the date on which Payee tenders this Note to purchase such shares.

     Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, the Payee or any other holder of this Promissory Note shall, if permitted by applicable law, be entitled to collect from the Maker all reasonable costs of collection, including, without limitation, attorneys' fees.

     All notices and other communications must be in writing to the address of the party set forth in the first paragraph hereof and shall be deemed to have been received when delivered personally (which shall include via fax or an overnight courier service) or, if mailed, five (5) business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid. The parties may designate by notice to each other any new address for the purpose of this Promissory Note.

     Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Promissory Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note.

     This Promissory Note shall be binding upon the successors and assigns of the Maker, and shall be binding upon, and inure to the benefit of, the successors and assigns of the Payee.

     This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of New York. All disputes between the Maker and the Payee relating in any way to this Promissory Note shall be resolved only by state and federal courts located in New York County, New York, and the courts to which an appeal therefrom may be taken.

     IN WITNESS WHEREOF, the undersigned Maker has executed this Promissory Note as of October 27, 1999.

                                MAKER:

                                WAVERIDER COMMUNICATIONS, INC.

                                By:_____________________________________
                                   T. Scott Worthington, Chief Financial Officer

                                                                       EXHIBIT B

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made as of October 15, 1999, by and among WaveRider Communications Inc. (the "Company"), the lenders signatory hereto (each a "Lender" and together the "Lenders"), and Epstein Becker & Green, P.C., (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement referred to in the first recital.

                              W I T N E S S E T H:

     WHEREAS, the Lenders will be lending the Company $1,500,000 for the Notes and the Lenders will receive Warrants to purchase, in the aggregate, up to 180,000 shares of Common Stock, at the purchase price set forth in the Loan Agreement (the "Loan Agreement") dated the date hereof between the Lenders and the Company, which will be issued as per the terms contained herein and in the Loan Agreement; and

     WHEREAS, the Company and the Lenders have requested that the Escrow Agent hold the Purchase Price with respect to the Notes in escrow until the Escrow Agent has received the Notes, the Warrants, the Option Shares and certain other closing documents specified herein;

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1
                               TERMS OF THE ESCROW

     Section 1.6. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the $1,500,000 principal amount of Notes and the Warrants at the Closing as contemplated by the Loan Agreement.

     Section 1.7. (a) At the Closing, upon Escrow Agent's receipt of the $1,500,000 Purchase Price for the Notes into its attorney trustee account from the Lenders, together with executed counterparts of this Agreement and the Loan Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

                    (b) Wire transfers to the Escrow Agent shall be made as
                        follows:

                                    Epstein Becker & Green, P.C.
                                    Master Escrow Account
                                    Chase Manhattan Bank
                                    1411 Broadway - Fifth Floor
                                    New York, New York 10018
                                    ABA No. 021000021
                                    Account No. 035-1-346036
                                    Attention: L. Borneo

     Section 1.8. The Company, upon receipt of said notice, shall deliver to the Escrow Agent the Notes and the Warrants to be issued to each Lender together with:

          (i)  an original counterpart of this Escrow Agreement;

          (ii) the original opinion of Foley, Hoag & Eliot LLP in the form of Exhibit D to the Loan Agreement;

          (iii)certificates representing four million (4,000,000) shares of Common Stock without any restrictive legend thereon, registered in the names of the Lenders pro-rata to the principal amounts of the Notes issued to each Lender; and

          (iv) such other closing certificates and documents as the Lenders may reasonably request.

     In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price, then each Lender shall have the right to demand the return of said sum. Section 1.9. At the Closing, Escrow Agent shall insert the Closing Date and the maturity date on the face of the certificates representing the Notes and then wire that amount of funds necessary to purchase the Notes and per the written instructions of the Company net of the Lenders' legal and escrow administrative costs of twenty thousand dollars ($20,000) and the commissions of Ladenburg Thalmann & Co., Inc. of six percent (6%), which shall be paid as directed by Ladenburg Thalmann.

     Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Notes and the Warrants delivered as per instructions from the Lenders and the Escrow Agent shall retain the Option Shares in its capacity as Escrow Agent.

     Section 1.1. 1.5 With respect to the Option Shares, the Company covenants with the Lenders that it will not place or suffer any "stop transfer" or similar instructions with the transfer agent and registrar of the Company's Common Stock.

     (a) Upon the maturity of the Notes, whether upon their stated maturity date or upon acceleration for any reason set forth in such Notes, Escrow Agent shall, at the written direction of the Lenders and without notice or liability to the Company, deliver to each Lender, as its respective interests may appear, the certificates representing the Option Shares. If the purchase of Option Shares will satisfy the entire principal, Payment Premium and accrued interest of such Note, the Lender shall tender the Note to the Escrow Agent against delivery of the Option shares, and shall re-deliver such Note to the Company. The debt of the Company to the Lenders shall be reduced by the value of the Option Shares purchased, valued as set forth in Section 1.5(b).

     (b) The Option Shares shall be valued at eighty percent (80%) of the average of the closing bid prices of the Company's Common Stock on the OTC Bulletin Board (or such other exchange or market on which the majority of trading volume in such Common Stock then takes place) during the five Trading Days prior to the date on which the Escrow Agent is directed to deliver the Option Shares to Lenders.

     (c) In the event that at any time or from time to time after the date hereof, the Company shall declare any dividend or any other distribution on its Common Stock, whether in securities, cash or other property by way of stock split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger of the Company, then and in each such case, the Company shall deliver to Escrow Agent all such securities, cash and other property as part of the Option Shares.


     (d) Escrow Agent shall redeliver the Option Shares, or such as remain unpurchased, and all accessions thereto to the Company upon receipt of evidence reasonably satisfactory to the Escrow Agent that the Notes have all been paid in full.

     (e) Provided no Event of Default is then continuing uncured under any of the Notes, upon any partial payment of the Notes, Escrow Agent shall release to the Company certificates representing Option Shares on the basis of 2.5 shares per dollar of principal repaid.

                                   ARTICLE 2

                                 MISCELLANEOUS

     2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Loan Agreement.

     Section 1.10. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.


     Section 1.11. This Escrow Agreement is the final expression of, and contains the entire agreement among, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     Section 1.12. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

     Section 1.13. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City. Section 1.14. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Lender and the Escrow Agent.

     Section 1.15. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     Section 1.16. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     Section 1.17. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Loan Agreement or any documents or papers deposited or called for thereunder.

     Section 1.18. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Lenders, and may continue to act as legal counsel for the Lenders, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Lenders and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Lenders and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

     Section 1.19. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Lenders. In the event of any such resignation, the Lenders and the Company shall appoint a successor Escrow Agent. Section 1.20. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     Section 1.21. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or
(2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

     Section 1.22. The Company and each Lender agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Loan Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above. WaveRider Communications Inc.


                      By:______________________________________
                         T. Scott Worthington, Chief Financial Officer

                      Lender: AMRO International, S.A.

                      By:__________________________________
                         Name:  H.U. Bachofen
                         Authorized Signatory

                      ESCROW AGENT:


                      EPSTEIN BECKER & GREEN, P.C.

                      By:___________________________________

                                                                       EXHIBIT C

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.



                             STOCK PURCHASE WARRANT

                  To Purchase 180,000 Shares of Common Stock of

                          WaveRider Communications Inc.



     THIS CERTIFIES that, for value received, AMRO International, S.A. (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after October 31, 1999 (the "Initial Exercise Date") and on or prior to the close of business on October 31, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from WaveRider Communications, Inc., a corporation incorporated in Nevada (the "Company"), up to One Hundred Eighty Thousand (180,000) shares (the "Warrant Shares") of Common Stock, no par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $1.01, which is the closing bid price of the Company's Common Stock on the OTC Bulletin Board on the Trading Day prior to the date of this Warrant. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Loan Agreement dated as of October 15, 1999 pursuant to which this Warrant has been issued (the "Loan Agreement"), the Loan Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement.

     12. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     13. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     14. Exercise of Warrant.

     (b) Except as provided above and as further provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States or Canadian bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to
Section 5 prior to the issuance of such shares, have been paid.

     (c) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

     (d) If the Company shall file a registration statement with the Securities and Exchange Commission at any time prior to the date on which the Warrant Shares could be sold under Rule 144(k), on a form which permits the registration for resale by the Holder of the Warrant Shares, then the Company shall register the Warrant Shares for resale by the Holder in such registration statement without cost to the Holder. The Company shall provide Holder with customary indemnification with respect thereto.

     (e) If no registration statement is effective permitting the resale of the shares of Common Stock issued upon exercise of this Warrant at any time commencing one year after the issuance date hereof, then this Warrant shall also be exercisable by means of a "cashless exercise" in which the holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election on the Nasdaq Stock Market, or if the Common Stock is not traded on the Nasdaq Stock Market, then the principal market in terms of volume, and converted into US Dollars;

(B) =  the Exercise Price of the Warrants; and

(X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

     12.  No  Fractional   Shares  or  Scrip.  No  fractional  shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

     13. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     14. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

     15. Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

     (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

     (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

     16. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     17. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     18. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     19. Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     (f) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.



     14. Notice of Corporate Action. If at any time:

     (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

     (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

     15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     16. Miscellaneous.

     (g) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York, without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Loan Agreement.

     (h) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

     (i) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     (j) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Loan Agreement.

     (k) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     (l) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (m) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

     (n)  Indemnification.  The Company  agrees to indemnify  and hold  harmless
Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

     (o) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

     (p) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

     (q) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: October 27, 1999
                              WaveRider Communications, Inc.


                              By:_____________________________________________
                                 T. Scott Worthington, Chief Financial Officer

                               NOTICE OF EXERCISE



To:      WaveRider Communications, Inc.


     (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of WaveRider Communications, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


---------------------------------------------
(Name)


---------------------------------------------
(Address)



Dated:


                                            ------------------------------
                                            Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


___________________________________________________________ whose address is

____________________________________________________________________________.


____________________________________________________________________________

                           Dated:  ______________, _______


                  Holder's Signature: _____________________________

                  Holder's Address:________________________________

                                   ________________________________


Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.